Registration No. 033-06343
811-04704

SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No. ( )

Post-Effective Amendment No. 43 (x)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 45 (x) (Check appropriate box or boxes.) ___________________________________

THE PRIMARY TREND FUND, INC. (Exact Name of Registrant as Specified in Charter)

3960 Hillside Drive – Suite 204
Delafield, Wisconsin	53018
(Address of Principal Executive Offices)	(Zip Code)

(262) 303-4850 (Registrant’s Telephone Number, including Area Code)

Lilli Gust	Copy to:
Arnold Investment Counsel Incorporated	Peter D. Fetzer
3960 Hillside Drive – Suite 204	Foley & Lardner LLP
Delafield, Wisconsin 53018	777 East Wisconsin Avenue
(Name and Address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b)

☒            on October 31, 2015 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a) (1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on (date)  pursuant to paragraph (a) (2) of Rule 485

PROSPECTUS

DELAFIELD, WISCONSIN
OCTOBER 31, 2015

PROSPECTUS	October 31, 2015

The Primary Trend Fund (Nasdaq Symbol:  PTFDX) is a no load mutual fund that invests mainly in common stocks.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how The Primary Trend Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Primary Trend Fund, Inc.
3960 Hillside Drive, Suite 204
Delafield, WI  53018-2148

1-800-443-6544
(Fund Information Provided by Arnold
Investment Counsel Incorporated)

1-800-968-2122
(Account Information Provided by
U.S. Bancorp Fund Services, LLC)

www.primarytrendfunds.com

TABLE OF CONTENTS

Summary Information	1

Investment Strategies and
Portfolio Holdings Disclosure	5

Who Manages the Fund?	5

How Is The Fund’s Share Price
Determined?	6

How Do I Open An Account and
Purchase Shares?	6

How Do I Sell My Shares?	9

May Shareholders Exchange Shares?	13

What About Dividends, Capital Gains
Distributions and Taxes?	13

Financial Highlights	15

The Primary Trend Fund

SUMMARY INFORMATION

Investment Objective

The Primary Trend Fund (the “Fund”) seeks capital growth and income.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of The Primary Trend Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (the transfer agent charges $15 for each wire redemption)	None
Exchange Fee (the transfer agent charges $5 for each telephone exchange)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.44%
Total Annual Fund Operating Expenses	2.18%
Less Fee Waivers	(0.18	)%(1)
Net Expenses	2.00%

(1)
The Fund’s investment advisory agreement contains an expense limitation provision that provides that total operating expenses of the Fund, not including federal, state and local taxes, interest, brokerage commissions and extraordinary items, may not exceed 2.00% of the Fund’s average daily net assets.  The investment advisory agreement remains in effect indefinitely as long as its continuance is specifically approved at least annually by the board of directors of the Fund, including a majority of those directors who are not interested persons of the Fund.  Upon sixty days’ written notice, the investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser.  Pursuant to an expense reimbursement recoupment agreement between the Fund and the investment adviser, the Fund will repay the investment adviser for amounts waived or reimbursed but only if the amounts can be recaptured within three years and without causing the Fund’s total annual operating expenses to exceed the expense limitation of 2.00%.

Example

This Example is intended to help you compare the cost of investing in The Primary Trend Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$665	$1,153	$2,499

Portfolio Turnover

The Primary Trend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies of The Primary Trend Fund

The Primary Trend Fund invests primarily in common stocks of United States companies.  Most, but not all, of its common stock investments pay dividends.  Typically, the Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years.  The Fund’s investment adviser favors “value” stocks and shuns stocks where the price reflects a premium because of their popularity.  The Fund’s investment adviser considers a number of financial characteristics such as earnings growth, book value, dividends, asset value and liquidation value in determining whether or not a company’s stock is undervalued.  The Fund sells companies that no longer meet its investment criteria, or if the investment adviser believes better investment opportunities are available.

Principal Risks of Investing in The Primary Trend Fund

Investors in The Primary Trend Fund may lose money.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•	Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks and bonds may be steep, sudden and/or prolonged.

•
Value Investing Risk:  The Fund primarily invests in “value” stocks.  The Fund’s investment adviser may be wrong in its assessment of a company’s value and the stocks the Fund holds may not reach what the investment adviser believes are their full values.  From time to time, “value” investing falls out of favor with investors.  During these periods, the Fund’s relative performance may lag.

•
Medium Capitalization Companies’ Risk:  The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because medium capitalization companies tend to be more susceptible to adverse business or economic events than larger more established companies.

Because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in The Primary Trend Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns over 1, 5, and 10 years compare with those of a broad measure of market performance.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  Updated performance information is available on the Fund’s website (http://www.primarytrendfunds.com).

The Primary Trend Fund
(Total return per calendar year)

Note:
During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 14.63% (quarter ended September 30, 2009) and the lowest total return for a quarter was -19.36% (quarter ended December 31, 2008).

The Fund’s 2015 year to date total return is -11.10% (January 1, 2015 through the quarter ended September 30, 2015 ).

Average Annual Total Returns
(for the periods ending December 31, 2014 )	Past Year	Past Five Years	Past Ten Years
The Primary Trend Fund
Return before taxes	(0.59)%	6.86%	3.64%
Return after taxes on distributions	(2.46)%	6.26%	2.88%
Return after taxes on distributions
and sale of Fund shares	1.22%	5.40%	3.02%
S&P 500® Index
(reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	7.67%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that may have been incurred.

Management

Investment Adviser

Arnold Investment Counsel Incorporated is the investment adviser to The Primary Trend Fund.

Portfolio Managers

Lilli Gust and Barry Arnold are the portfolio managers for The Primary Trend Fund.  Ms. Gust, President and Treasurer of the Fund, and Mr. Arnold, Vice President and Secretary of the Fund, have been the portfolio managers for the Fund for the past eighteen years.

Purchase and Sale of Fund Shares

The minimum initial investment in The Primary Trend Fund is $500.  There is a $100 subsequent investment requirement by mail and a $500 subsequent investment requirement by wire transfer.  $50 minimum exists for each additional investment made through the Automatic Investment Plan.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares by mail (The Primary Trend Fund, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-443-6544.  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information

The Primary Trend Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be taxed upon the withdrawal of money from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Primary Trend Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  Specifically, the Fund’s investment adviser may pay additional compensation (at its own expense and not as an expense of the Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT STRATEGIES AND PORTFOLIO HOLDINGS DISCLOSURE

The Primary Trend Fund may change its investment objective without obtaining shareholder approval.

Principal Investment Strategies

The Primary Trend Fund invests primarily in common stocks of United States companies.  Most, but not all, of its common stock investments pay dividends.  Typically, the Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years.  The Fund’s investment adviser favors “value” stocks and shuns stocks where the price reflects a premium because of their popularity.  The Fund’s investment adviser considers a number of financial characteristics such as earnings growth, book value, dividends, asset value and liquidation value in determining whether or not a company’s stock is undervalued.  The Fund sells companies that no longer meet its investment criteria, or if the investment adviser believes better investment opportunities are available.

Non-Principal Investment Strategies

The Primary Trend Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions.  This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes).  The Fund will not be able to achieve its investment objective of capital growth to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

Disclosure of Portfolio Holdings

The Statement of Additional Information for The Primary Trend Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures regarding disclosure of its portfolio holdings.

WHO MANAGES THE FUND?

Arnold Investment Counsel Incorporated (the “Adviser”) is the investment adviser to The Primary Trend Fund.  The Adviser’s address is:

3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018-2148

The Adviser has been in business since 1978 and has been the Fund’s only investment adviser.  As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund.  All of the decisions it makes concerning the securities to buy and sell for the Fund are made by the Fund’s portfolio managers, Lilli Gust and Barry Arnold.  Ms. Gust has been an officer of the Adviser since 1978, and has served as the President for the past 26 years.  Ms. Gust has also served as Treasurer for the past 12 years and as Chief Compliance Officer for the past 11 years along with serving as a Portfolio Manager for the Adviser.  Mr. Arnold has been an officer or employee of the Adviser since 1987, and during the past 18 years has been Director of the Fund.  Mr. Arnold has also served as Vice President and Secretary of the Adviser for the past 12 years along with serving as a Portfolio Manager for the Adviser.  Ms. Gust and Mr. Arnold are co-portfolio managers for the Fund.  As such, they are equally responsible for the day-to-day management of the Fund’s portfolio.  During the last fiscal year, the Fund paid the Adviser an annual investment advisory fee equal to 0.74% of its daily average net assets.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended December 31.

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Fund.

HOW IS THE FUND’S SHARE PRICE DETERMINED?

The price at which investors purchase shares of The Primary Trend Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading (normally 3:00 p.m. Central Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is closed on weekends and most major holidays.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  The Fund values most money market instruments it holds at their amortized cost, which  approximates fair market value.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued under the supervision of the Fund's Board of Directors.   The Fund will process purchase orders that it receives and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day.  It will process purchase orders that it receives and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended or primary market is closed.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?

Foreign Investors

Shares of The Primary Trend Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  Please contact the Adviser for more information.

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.
2.	Determine how much you want to invest keeping in mind the following minimums*:
•	New accounts	$500
•	Automatic Investment Plan	$50
•	Dividend reinvestment	No Minimum
•	Additional investments:
	(by mail)	$100
	(by wire transfer)	$500
	*Servicing Agents may impose different minimums.

3.
Complete an Account Application, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  If you have any questions or need applications or forms, please call 1-800-443-6544.

In compliance with the USA Patriot Act, please note that the transfer agent, U.S. Bancorp Fund Services, LLC, will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name
•	Date of Birth
•	Social Security Number
•	Permanent Street Address (P.O. Box only is not acceptable)
•	Corporate accounts require additional documentation

The Fund might request additional information about you to help the transfer agent verify your identity.  Please note that your Account Application will be returned if any information is missing or the Fund does not have a reasonable belief of your identity.

Any delay in processing your order will affect the purchase price you receive for your shares.  The Adviser and the transfer agent are not liable for fluctuations in net asset value experienced as a result of such delays in processing.

4.
Make your check payable to The Primary Trend Fund.  All purchase checks must be in U.S. dollars drawn on a bank located within the United States and must be payable in U.S. Dollars.  The Fund is unable to accept post dated checks or any conditional order or payment.  Also, to prevent fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25.00 service fee for any payment returned for any reason.  The shareholder will also be responsible for any losses suffered by the Fund as a result.  The Fund may redeem shares you own as reimbursement for any such losses.

5.	Send the application and check to:

BY FIRST CLASS MAIL	BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
The Primary Trend Fund	The Primary Trend Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	3rd Floor
Milwaukee, WI 53201-0701	615 East Michigan Street
Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-968-2122 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-968-2122 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit to your account upon receipt of your wire.

You should wire funds to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
The Primary Trend Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A., must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing.  The Fund and U.S. Bank, N.A., are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as investment alternatives in the programs they offer or administer.  Servicing agents may:

•
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•
Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•
Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) receipt of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Account Application for any reason.

Investors may purchase additional shares of the Fund by calling 1-800-968-2122.  If you did not decline telephone options on your account application, and your account has been open for at least 15 calendar days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network.  You must have banking information established on your account prior to making a purchase.  If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

The Fund will not issue certificates evidencing shares purchased unless the shareholder makes a written request for a certificate.  The Fund will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

For your convenience, the Fund offers an automatic investment plan.  Under the automatic investment plan, after your initial investment, you authorize the Fund to withdraw from your personal checking or savings account each month an amount that you wish to invest, which must be at least $50.  The Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a description of the automatic investment plan.  The Fund also offers the following plans:

•	Traditional IRA
•	Roth IRA
•	SEP-IRA
•	Simple IRA
•	Coverdell Education Savings Accounts

Investors can obtain further information about the automatic investment plan, IRAs and Coverdell Education Savings Accounts by calling the Fund at 1-800-443-6544.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the plans before investing through them.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call 1-800-443-6544 and we will begin individual delivery within 30 calendar days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HOW DO I SELL MY SHARES?

How to Redeem (Sell) Shares Directly With the Fund

1.	Prepare a letter of instruction containing:
•	Account number(s)
•	The amount of money or number of shares being redeemed
•	The name(s) on the account
•	Daytime phone number

•
Additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-968-2122 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.
3.	If there are certificates representing your shares, enclose the certificates or execute a stock power exactly as your shares are registered.
4.
Have the signature guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible Medallion program member or a non-Medallion program member institution in the following situations:

•	The redemption proceeds will be in excess of $10,000
•	The redemption request is made within 15 calendar days of a change of address
•	The redemption proceeds are payable to or to be sent to any person, address or bank account not on record
•	If ownership is being changed on your account

In addition to the situations described above, the Fund and/or the Fund’s transfer agent reserve the right to require a signature guarantee in other instances, based on the circumstances relative to the particular situation.  The Fund may waive the signature guarantee requirement in certain circumstances.  A notary public is not an acceptable signature guarantor.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, Signature Validation Program (“SVP”) stamp from a signature validation program member, or other acceptable form of authentication from a financial institution source.

5.	Send the letter of instruction to:

BY FIRST CLASS MAIL
The Primary Trend Fund
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
The Primary Trend Fund
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

6.
No redemption request will become effective until all documents have been received in good order with all required information and documents as necessary.  Shareholders should contact U.S. Bancorp Fund Services, LLC, for further information concerning documentation required for redemption of Fund shares for certain account types, like corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  If the dollar amount requested to be redeemed is greater than the current value of your account, the Fund may direct the transfer agent to redeem your entire account balance.

How to Redeem (Sell) Shares by Telephone

You may redeem up to $10,000 of your shares of the Fund by telephone if you accepted telephone options on your account application.  Redemption requests in excess of $10,000 must be made in writing and may require a signature(s) guarantee.  To redeem by telephone, call the Transfer Agent at 1-800-968-2122 between the hours of 8:00 a.m. and 7:00 p.m. Central Time on a day the NYSE is open for business.  Shares of the Fund will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 3:00 p.m. Central Time); any redemption requests made after market close will receive the Fund’s next calculated NAV price.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Once a telephone transaction is placed, it cannot be cancelled or modified.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Telephone redemptions may be difficult during periods of extreme market or economic conditions.  If this is the case, please send your redemption request by mail or overnight courier.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•	U.S. Bancorp Fund Services, LLC, receives your written request in proper form with all required information.
•	A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

Payment of Redemption Proceeds

•
For those shareholders who redeem shares by mail, all requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 3:00 p.m. Central time) will be sent as soon as practicable (normally within seven calendar days).

•	Redemption proceeds may be wired to a commercial bank authorized on your Account Application, in which case a $15 fee will be deducted from your account.

•
Redemption proceeds may be sent to the bank account you designated on the Account Application via electronic funds transfer through the Automated Clearing House (ACH) network.  You will not incur any charge when proceeds are sent via the ACH system and credit is usually available within two business days.

•	For those shareholders who redeem shares through a Servicing Agent, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain or loss.

•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
The Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

•
If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

•
If your account balance falls below $500 because you redeem shares, or have not added to your account, you will be given 30 calendar days to make additional investments so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While highly unlikely, the Fund may pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with securities rather than with cash.  Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.  Redemptions in kind are taxed in the same manner as redemptions paid in cash for federal income tax purposes.

MAY SHAREHOLDERS EXCHANGE SHARES?

Shares of the Fund may be exchanged for shares of the First American Prime Obligations Fund, a money market mutual fund, at their relative net asset values.  (An affiliate of U.S. Bancorp Fund Services, LLC advises the First American Prime Obligations Fund.  Please call 1-800-968-2122 for a prospectus describing First American Prime Obligations Fund.)  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

How to Exchange Shares

1.	Read carefully this Prospectus and the current prospectus for the First American Prime Obligations Fund.

2.	Determine the number of shares you want to exchange keeping in mind that telephone exchanges are subject to a $1,000 minimum.

3.
Write to The Primary Trend Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin  53201-0701 or call U.S. Bancorp Fund Services, LLC at 1-800-968-2122.  U.S. Bancorp Fund Services, LLC, charges a fee of $5.00 for each telephone exchange.  There is no charge for a written exchange.

WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have two distribution options:

•  Automatic Reinvestment — Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•  All Cash Option — Both dividend and capital gains distributions will be paid in cash.

Accounts are originally established with the automatic reinvestment option, and this option remains in effect unless you opt to change it.  If you would like to change distribution options, please contact U.S. Bancorp Fund Services, LLC in writing or by telephone at least five calendar days prior to the record date for the next distribution.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income (although a portion of the Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  The Fund expects that its distributions will consist of both ordinary income (including dividend income) and long-term capital gains.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold.  Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years of operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions).  This information has been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the Years Ended June 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net Asset Value, Beginning of Year	$14.32	$12.50	$11.23	$10.94	$9.15
Net Investment Income	0.01	0.01	0.04	0.05	0.03
Net Realized and Unrealized
Gain (Loss) on Investments	(0.99)	2.24	1.28	0.28	1.78
Total from Investment Operations	(0.98)	2.25	1.32	0.33	1.81
Less Distributions:
From Net Investment Income	—	(0.06)	(0.05)	(0.04)	(0.02)
From Net Realized Gains	(1.04)	(0.37)	—	—	—
Total Distributions	(1.04)	(0.43)	(0.05)	(0.04)	(0.02)
Net Increase (Decrease)	(2.02)	1.82	1.27	0.29	1.79
Net Asset Value, End of Year	$12.30	$14.32	$12.50	$11.23	$10.94

Total Investment Return	(6.76)%	18.36%	11.80%	3.08%	19.81%

Ratios and Supplemental Data
Net Assets, End of Year (in thousands)	$11,182	$17,909	$15,955	$15,139	$15,128
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments	2.00%	1.98%	2.00%	2.00%	2.00%
Before Waivers, Reimbursements and Recoupments	2.18%	1.92%	1.99%	2.06%	2.03%
Ratio of Net Investment
Income (Loss) to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments	0.07%	0.11%	0.31%	0.51%	0.26%
Before Waivers, Reimbursements and Recoupments	(0.11)%	0.17%	0.32%	0.45%	0.23%
Portfolio Turnover	17.2%	14.0%	38.0%	57.1%	92.4%

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018-2148
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
100%	NO-LOAD TM MUTUAL FUND COUNCIL

The Primary Trend Fund
Privacy Policy

We collect the following nonpublic personal information about you:

•  Information we receive from you on applications or other forms, correspondence or conversations.

•  Information about your transactions with us, our affiliates or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transaction.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about The Primary Trend Fund, you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund.  The Primary Trend Fund has incorporated the SAI into the Prospectus by reference.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about The Primary Trend Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-443-6544.  The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (www.primarytrendfunds.com).

Prospective investors and shareholders who have questions about The Primary Trend Fund may call the above number, write to the address below, or visit our Web site also shown below:

The Primary Trend Fund, Inc.
3960 Hillside Drive, Suite 204
Delafield, WI  53018-2148
www.primarytrendfunds.com

The general public can review and copy information about The Primary Trend Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about The Primary Trend Fund are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C.  20549-0102

Please refer to The Primary Trend Fund’s Investment Company Act File No. 811-04704 when seeking information about The Primary Trend Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION	October 31, 2015

THE PRIMARY TREND FUND (Nasdaq Symbol – PTFDX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Primary Trend Fund dated October 31, 2015 , the portfolio of The Primary Trend Fund, Inc.  Requests for copies of the prospectus should be made in writing to The Primary Trend Fund, 3960 Hillside Drive, Suite 204, Delafield, Wisconsin 53018‑2148, or by calling  1-800-443-6544.

The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2015 , of The Primary Trend Fund (File No. 811-04704), as filed with the Securities and Exchange Commission on Form N‑CSR on August 27, 2015 :

Portfolio of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-443-6544.

THE PRIMARY TREND FUND, INC.
3960 Hillside Drive, Suite 204
Delafield, Wisconsin  53018-2148

THE PRIMARY TREND FUND

Table of Contents

Page No.

GENERAL INFORMATION AND HISTORY	1
INVESTMENT RESTRICTIONS	1
INVESTMENT CONSIDERATIONS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	9
DIRECTORS AND OFFICERS OF THE COMPANY	12
OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS	17
INVESTMENT ADVISER AND ADMINISTRATOR	18
PORTFOLIO MANAGERS	20
DETERMINATION OF NET ASSET VALUE	21
PURCHASE OF SHARES	22
REDEMPTION OF SHARES	23
EXCHANGING SHARES	24
ALLOCATION OF PORTFOLIO BROKERAGE	25
CUSTODIAN	26
TAXES	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
SHAREHOLDER MEETINGS	30
CAPITAL STRUCTURE	31
DESCRIPTION OF SECURITIES RATINGS	31

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 2015 , and, if given or made, such information or representations may not be relied upon as having been authorized by The Primary Trend Fund.

This Statement of Additional Information does not constitute an offer to sell securities.

-i-

GENERAL INFORMATION AND HISTORY

The Primary Trend Fund, Inc. (the “Company”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Act”).  The Company is a Wisconsin corporation.  The Company was incorporated on June 3, 1986.  The Primary Trend Fund is hereinafter referred to as the “Fund”.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are matters of fundamental policy.  The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1.            The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.  The Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets and of such 5% not more than 2% of the Fund’s net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, now known as NYSE MKT LLC (“AMEX”).  Warrants are options to purchase securities at a specified price, valid for a specified period of time.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  If the Fund does not exercise a warrant, its loss will be the purchase price of the warrant.

2.            The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and the Fund will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund’s net assets.

3.            The Fund will not lend money (except by purchasing publicly distributed debt securities) or lend its portfolio securities.

4.            The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission, and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund’s net assets, taken at current value, would be invested in securities of registered closed-end investment companies.  The Fund has no current intention of investing in securities of closed-end investment companies.

5.            The Fund will not make investments for the purpose of exercising control or management of any company.

6.            The Fund will limit its purchases of securities of any one issuer (other than the United States or an agency or instrumentality of the United States government) in such a manner that it will satisfy the requirements of Section 5(b)(1) of the Act.  Pursuant to Section 5(b)(1) of the Act at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

7.            The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

8.            The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Fund’s investment adviser.

9.            The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Company, or directors, officers or other affiliated persons of the Fund’s investment adviser, beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

10.            The Fund will not act as an underwriter or distributor of securities other than shares of the Company and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

11.            The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

12.            The Fund will not purchase or sell real estate or real estate mortgage loans, but the Fund may purchase securities of issuers whose assets consist primarily of real estate or real estate mortgage loans.

13.            The Fund will not purchase or sell commodities or commodities contracts.

14.            The Fund will not invest more than 5% of the Fund’s total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

15.            The Fund’s investments in illiquid and/or not readily marketable securities will not exceed 10% of the Fund’s total assets.  The Fund has no current intention of investing in illiquid and/or not readily marketable securities.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  Except with respect to the limitations on borrowing (limitation (2) above) and illiquid securities (limitation (15) above), if these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values, or some similar event, no violation of the Fund’s fundamental investment restrictions will be deemed to have occurred.

INVESTMENT CONSIDERATIONS

The Fund’s prospectus describes the Fund’s principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

The Fund may invest in cash and money market instruments.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market instruments in which the Fund invests include U.S. Treasury Bills, commercial paper and commercial paper master notes.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest two rating categories by a nationally recognized statistical rating organization (NRSRO); or unrated commercial paper and commercial paper master notes which the Fund’s investment adviser, Arnold Investment Counsel Incorporated (the “Adviser”), believes to be of comparable quality.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Investment Grade Investments

The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when the Adviser believes such securities offer opportunities for growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises.  Except as set forth below, the Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the four highest ratings of either Standard & Poor’s Corporation (“S&P®”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa), or unrated bonds which the Adviser believes to be of comparable quality.  Obligations rated BBB by S&P® or Baa by Moody’s, although investment grade, exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than in the case of the issuers of higher rated obligations. Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities.  If a non-convertible bond or debenture is downgraded below investment grade by both S&P® and Moody’s, the Adviser will review such investment on an independent basis to determine whether the security should be sold or retained.

Low-Rated Securities

The Fund may invest up to 5% of its total assets in corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstances.  Corporate obligations rated less than investment grade (hereinafter referred to as “low-rated securities”) are commonly referred to as “junk bonds”, and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in low-rated securities are discussed below.  See “DESCRIPTION OF SECURITIES RATINGS.”

Effect of Interest Rates and Economic Changes
Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates.  Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient cash flows to meet their payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund’s net asset value.

The value of a low-rated security generally will decrease in a rising interest rate environment.  If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations
Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuers of securities containing such provisions to, at their discretion, redeem the securities.  During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which could result in less income for the Fund.

Credit Ratings
Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in low-rated securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment grade debt securities.  The Adviser employs its own credit research and analysis which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  The Adviser continually monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation
The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the respective net asset value of the Fund and the Fund’s ability to dispose of particular securities when necessary to meet its liquidity needs or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

Government Obligations

The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

U.S. government agency securities are securities issued by branches of the government which may or may not be not guaranteed by the full faith and credit of the U.S. government. Examples of federal agencies include the Tennessee Valley Authority, Export Import Bank (“Ex-Im Bank”) and Government National Mortgage Association (“Ginnie Mae”). Government-sponsored enterprises (“GSE”) are private or public corporations established by the government but which are not agencies of the government. GSEs include the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”), the Federal Home Loan Banks and various farm credit authorities. Obligations of certain agencies and GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Ex-Im Bank, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others, such as those of Freddie Mac and the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality that issues them. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Preferred Stocks

The Fund may invest in preferred stocks.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

American Depository Receipts

The Fund may invest in American Depository Receipts (“ADRs”).  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency.  The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.  Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls.  Such securities may also be subject to greater fluctuations in price than securities of domestic corporations.  In addition, there may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

The Fund may invest in ADRs which are “sponsored” or “unsponsored”.  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Borrowing

The Fund is authorized to borrow money from banks as a temporary measure for emergency or extraordinary purposes (but not for the purpose of purchase of investments) in amounts not in excess of 5% of the value of the Fund’s total assets.  For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  As required by the 1940 Act, the Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays).  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Illiquid Securities

The Fund may invest up to 10% of its total assets in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act of 1933 are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.
Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Special Risks Related to Cybersecurity

As an open-end management investment company, the Fund has delegated its operational activities to third-party service providers, subject to the oversight of the Board of Directors.  Because the Fund operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that is potentially subject to cyber attacks.  The third-party service providers that facilitate the Fund’s business activities, including, but not limited to, fund management, custody of Fund assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Fund and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints.  A failure or breach of the operational or security systems or infrastructure of the Fund’s third-party service providers could disrupt the Fund’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses.  Although the Fund and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Fund’s third-party service providers may be adversely affected by significant disruption of their operating systems or physical infrastructure that support the Fund and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Fund’s third-party service providers are subject.  The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Fund.  The Fund’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of the Fund’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Fund or its third-party service providers.  Although to date the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Fund or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Fund’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Fund’s third-party service providers use to service the Fund’s operations, could result in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.  The business continuity policies and procedures that the Fund and its third-party service providers have established seek to identify and mitigate the types of risk to which the Fund and its third-party service providers are subject.  As with any risk management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Portfolio Turnover

The Fund does not trade actively for short-term profits.  However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  Increased portfolio turnover necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  Only the Board of Directors may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.

The officers of the Fund receive reports on a regular basis as to any purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund.  The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund.

There may be instances where the interests of the Fund’s shareholders with respect to the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set frequency at which this information is provided to Fund service providers, as it is only provided on an as needed basis in connection with their services to the Fund, and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolios unless specifically authorized by the Fund.

As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio.  In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The third party service providers to whom the Fund provides non-public portfolio holdings information are the Adviser (Arnold Investment Counsel Incorporated), the Fund’s administrator (UMB Fund Services, Inc.), the Fund’s independent registered public accounting firm (Cohen Fund Audit Services, Ltd.), and the Fund’s custodian (U.S. Bank, N.A.).  The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Rating and Ranking Organizations

The Fund may provide its entire portfolio holdings to the following rating and ranking organizations:

●	Morningstar, Inc.
●	Lipper, Inc.
●	Standard & Poor’s Ratings Group
●	Bloomberg L.P.
●	Thomson Financial Research
●	Vickers Stock Research
The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Fund may not pay these organizations or receive any compensation from them for providing this information.

The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 calendar days old.  Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Fund or to trade against the Fund to the detriment of other shareholders of the Fund.  However, since the Fund will not provide this information until such information is at least 15 calendar days old, the disclosure of such non-public portfolio holdings should not be problematic.

Website Disclosure

The Fund publishes its top ten positions at the end of each calendar quarter on its website (www.primarytrendfunds.com).  This information is updated approximately 15 to 30 calendar days following the end of each quarter.  It is available to anyone that visits the website.

DIRECTORS AND OFFICERS OF THE COMPANY

As a Wisconsin corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors.  (The Primary Trend Fund is the only mutual fund in a “fund complex”, as such term is defined in the Act.)  The name, age, address, principal occupations during the past five years and other information with respect to each of the directors and officers of the Company are set forth below.

Management of the Company

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships (for past five years) Held by Director

“Disinterested Persons” of the Fund

Clark J. Hillery 3960 Hillside Drive Suite 204 Delafield, WI 53018 Age: 65	Director	Indefinite (until successor elected) 17 years	Director of Team Services for the Milwaukee Bucks since December, 2000. Director of Facilities since July 2015.	1	None

William J. Rack 3960 Hillside Drive Suite 204 Delafield, WI 53018 Age: 69	Director	Indefinite (until successor elected) 13 years	Managing member of Lakeland Business Properties LLC, which engages in commercial real estate development and leasing	1	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships (for past five years) Held by Director

“Interested Persons” of the Fund

Barry S. Arnold* 3960 Hillside Drive Suite 204 Delafield, WI 53018 Age: 50	Director	Indefinite (until successor elected) As Director, served 18 years	Portfolio Manager, Chief Investment Officer and Secretary of the Adviser	1	None
	Vice President and Secretary	One Year Term (appointed annually) As Vice President and Secretary, served 12 years

Lilli Gust* 3960 Hillside Drive Suite 204 Delafield, WI 53018 Age: 69	President, Treasurer and Chief Compliance Officer	One Year Term (appointed annually) As President, served 26 years As Treasurer, served 12 years As Chief Compliance Officer, served 11 years	Portfolio Manager, President and Treasurer of the Adviser	N/A	N/A
_____________ *Mr. Arnold and Ms. Gust are “interested persons” of the Fund because they are officers of the Adviser and officers of the Company.

Qualification of Directors

Barry S. Arnold has been a director and portfolio manager of the Fund for over 18 years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Fund’s portfolio, led to the conclusion that he should serve as a director.  Clark J. Hillery’s experience as a businessman, most recently as Director of Team Services for the Milwaukee Bucks, has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a director of the Fund for 17 years has provided him with solid understanding of the mutual fund industry.  As the managing member of Lakeland Business Properties LLC, William J. Rack is familiar with running a business and addressing the issues that confront businesses, and he has a good understanding of financial statements.  Further, Mr. Rack’s diligent and thoughtful service as a director of the Fund for 13 years has provided him with a solid understanding of the mutual fund industry.  Each of Messrs. Hillery and Rack takes a conservative and thoughtful approach to addressing issues facing the Fund.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Hillery and Rack should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Company and the Fund in accordance with the provisions of the Act and other applicable laws.  The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Company does not have a Chairman of the Board, nor does the Company have a lead disinterested director.  The small size of the Board of Directors, consisting of one interested director and two disinterested directors, facilitates open discussion and significant involvement by all of the directors without the need for a formal Chairman or lead disinterested director.  Mr. Arnold’s in-depth knowledge of the Fund’s portfolio and operations enables him to effectively help set board agendas and ensure appropriate processes and relationships are established with both the Adviser and the Board, while the business acumen of Messrs. Hillery and Rack, and long experience in the mutual fund industry serving as directors of the Fund, enables them to effectively and accurately assess the information being provided to the Board to ensure that they are appropriately fulfilling their fiduciary duties to the Fund and its shareholders.  In light of these factors, the Company has determined that its leadership structure is appropriate.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the chief compliance officer is the primary recipient and communicator of such risk-related information.

The Fund has an Audit Committee, which is discussed below.  The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and quarterly with the Fund’s chief compliance officer to discuss, among other things, financial risk, including internal controls over financial reporting.

Board Committees

The Board of Directors of the Company has an Audit Committee whose members are Messrs. Hillery and Rack.  The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records.  The audit committee met twice during the fiscal year ended June 30, 2015 .

The Board of Directors of the Company has no other committees.

Board Compensation

During the fiscal year ended June 30, 2015 , the Company paid $8,000 in aggregate remuneration to its disinterested directors.  The Company’s standard method of compensating directors is to pay each disinterested director a fee of $1,000 for each meeting of the Board of Directors attended.  The table below sets forth the compensation paid by the Company to each of the current directors of the Company during the fiscal year ended June 30, 2015 :

Name of Person	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company Paid to Directors

“Disinterested Persons” of the Fund

Clark J. Hillery	$4,000	$0	$0	$4,000
William J. Rack	$4,000	$0	$0	$4,000

“Interested Persons” of the Fund

Barry S. Arnold	$0	$0	$0	$0

Code of Ethics

The Company and the Adviser have adopted a combined code of ethics pursuant to Rule 17j-1 under the Act.  The code of ethics is designed to prevent affiliated persons of the Company and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the code of ethics).  There can be no assurance that the code of ethics will be effective in preventing such activities.  The code of ethics permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund.  However, the code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting

The Fund votes proxies in accordance with the Adviser’s proxy voting policy.  The Adviser generally follows the so-called “Wall Street Rule” (namely, it votes as management recommends or sells the stock prior to the meeting).  In the event that a vote presents a conflict of interest between the interests of the Fund and the Fund’s shareholders, on the one hand, and the Adviser, on the other hand, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities.  Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of outstanding shares of The Primary Trend Fund, as of September 30, 2015 , by (i) each person known by the Company to own more than 5% of the Fund’s outstanding shares, and (ii) all directors and officers of the Company as a group.  Unless otherwise indicated, each shareholder possesses both record and beneficial ownership of the shares listed opposite his or her name.  No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Company does not control any person.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

Lilli Gust 3960 Hillside Drive Suite 204 Delafield, WI 53018	164,182	19.0% (1)

Directors and Officers as a Group (4 persons)	170,843	19.8% (1)

(1)	The amount shown includes the shares of the Fund held of record by Arnold Investment Counsel Incorporated. Arnold Investment Counsel Incorporated is controlled by Lilli Gust.

The following table sets forth the dollar range of equity securities of The Primary Trend Fund beneficially owned by each current director as of December 31, 2014 , which is also the valuation date.

Name of Director	Dollar Range of Equity Securities in The Primary Trend Fund	Aggregate Dollar Range of Equity Securities of all Registered Investment Companies in Fund Company

“Disinterested Persons of the Fund”

Clark J. Hillery	$10,001-$50,000	$10,001-$50,000

William J. Rack	None	None

“Interested Persons of the Fund”

Barry S. Arnold	Over $100,000	Over $100,000

INVESTMENT ADVISER AND ADMINISTRATOR

The investment adviser to the Fund is Arnold Investment Counsel Incorporated.  The Adviser is controlled by Lilli Gust, by virtue of her having voting control of a majority of the Adviser’s outstanding shares.  Pursuant to the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory and management services to the Fund.  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund.  The Adviser, at its own expense and without separate reimbursement from the Fund, provides the Fund with copies of The Primary Trend investment letter for distribution to shareholders; furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining its organization; bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities; and pays the salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not “interested persons” of the Company).  For the foregoing, the Adviser receives from the Fund a monthly fee at the annual rate of 0.74% of the Fund’s average daily net assets.

For the fiscal years ended June 30, 2015, 2014 and 2013 , The Primary Trend Fund paid the Adviser fees of $103,320, $124,053 and $115,698 , respectively, pursuant to the Advisory Agreement.

The Fund will pay all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement, including, but not limited to:  the costs of preparing and printing its registration statement required under the Securities Act of 1933, as amended, and the Act and any amendments thereto; the expense of registering its shares with the Securities and Exchange Commission and the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; interest charges; brokerage commissions; and expenses incurred in connection with portfolio transactions.  The Fund will also pay:  the fees of directors who are not interested persons of the Company; director and officer liability insurance, if any; salaries of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustee having custody of the Fund’s assets; expenses of calculating the Fund’s net asset value and repurchasing and redeeming shares; and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any related problems.

Under the Advisory Agreement, the Adviser must reimburse the Fund to the extent that its annual operating expenses, including investment advisory fees (net of any reimbursements made by the Adviser), but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2.00%.  As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund.  The Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund records an account receivable from the Adviser for the amount of such excess.  In such a situation, the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

On August 20, 2009, the Board of Directors approved an Expense Reimbursement Recoupment Agreement between the Fund and the Adviser.  Pursuant to the agreement, the Fund will repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the Advisory Agreement, but only if the amounts can be recaptured within three years and without causing the Fund’s total annual operating expenses to exceed the expense limitation of 2.00%.    The Adviser recouped $2,047 and $10,779 of previously reimbursed expenses from the Fund for the fiscal years ended June 30, 2013 and 2014, respectively.  For the fiscal year ended June 30, 2015, the Adviser reimbursed the Fund $24,728.  As of June 30, 2015, there are $24,728 of fees available to be recovered no later than June 30, 2018.

The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  In determining whether to approve the continuation of the Advisory Agreement, the Disinterested Directors, in executive session, consider and evaluate a variety of factors, including, among other things: (1) the nature, extent, and quality of the services provided by the Adviser, including the investment process used by the Adviser; (2) the performance of the Fund in comparison to its benchmark indices; (3) the management fee and total operating expenses of the Fund; (4) the profitability of the Adviser with respect to the Fund; and (5) the extent to which economies of scale may be realized as the Fund grows.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the shares of the Fund, on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “ALLOCATION OF PORTFOLIO BROKERAGE.”  None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The administrator to the Fund is UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Administrator”).  The Company and the Administrator entered into an administration and fund accounting agreement on January 27, 1997 (the “Administration Agreement”), amended and restated December 9, 2014 , that will remain in effect unless terminated as provided below.

Pursuant to the Administration Agreement, the Administrator calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For these services, the Administrator receives from the Fund a monthly fee at the annual rate of 0.15% on the first $50,000,000 of the Fund’s average daily net assets, 0.12% on the next $50,000,000, and 0.07% on average daily net assets in excess of $100,000,000, subject to an annual minimum of $69,299 , plus out-of-pocket expenses.

For the fiscal years ended June 30, 2015, 2014 and 2013 , The Primary Trend Fund paid the Administrator fees of $67,400 , $64,191, and $61,134, respectively, pursuant to the Administration Agreement.

The Administration Agreement may be terminated on not less than 90 days’ notice, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator.  Pursuant to the Administration Agreement, the Administrator also provides fund accounting services to the Fund.

The Advisory Agreement and the Administration Agreement provide that the Adviser and the Administrator, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence (gross negligence in the case of the Advisory Agreement) or reckless disregard of their obligations or duties.  The Advisory Agreement and the Administration Agreement also provide that the Adviser and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

PORTFOLIO MANAGERS

The sole investment adviser to the Fund is Arnold Investment Counsel Incorporated.  The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of June 30, 2015 .

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Lilli Gust	-- $--	-- $--	11 $3,569,474	-- $--	-- $--	-- $--
Barry S. Arnold	-- $--	-- $--	11 $3,569,474	-- $--	-- $--	-- $--

The portfolio managers of the Adviser are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to each portfolio manager as of June 30, 2015 .

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Lilli Gust	Salary/Bonus	Arnold Investment Counsel Incorporated
Ms. Gust receives a fixed salary that is set by reference to industry standards.  She also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year.

Barry S. Arnold	Salary/Bonus	Arnold Investment Counsel Incorporated
Mr. Arnold receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year.

As of June 30, 2015 , which is also the valuation date, the dollar range of shares of The Primary Trend Fund beneficially owned by Ms. Gust is over $1,000,000 and the dollar range of shares of The Primary Trend Fund beneficially owned by Mr. Arnold is $50,001-$100,000 .

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally is determined as of the close of regular trading (currently 3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The net asset value (or “price”) per share of the Fund is determined by dividing the total value of the Fund’s investments and other assets, less any liabilities, by its number of outstanding shares.  The result, rounded to the nearest cent, is its net asset value.  In calculating the net asset value of the Fund, portfolio securities listed on a national securities exchange (other than The NASDAQ Stock Market) are valued at the last sale price on the day the valuation is made, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price.  If no sale is reported, the average of the latest bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Company’s Board of Directors.

Short-term debt instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued under the supervision of the Company’s Board of Directors.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

PURCHASE OF SHARES

The Articles of Incorporation of the Company permit the issuance of shares of the Fund in exchange for securities of a character which are permitted investments of the Fund.  However, the Company does not anticipate issuing Fund shares for investment securities in the foreseeable future.  Any such issuances will be limited to a bona fide reorganization, statutory merger, or other acquisitions of portfolio securities which:  (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the AMEX, the New York Stock Exchange, or the Nasdaq Stock Market.  For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the same manner as the Fund’s portfolio securities.

The Fund offers an automatic investment plan.  Pursuant to this plan, shareholders wishing to invest fixed dollar amounts in the Fund every month can make automatic purchases of $50 or more on any date of the month.  If that day is a weekend or holiday, the purchase will be made the following business day.  There is no service fee for participating in this plan.  In order to participate in the plan, a shareholder’s financial institution must be a member of the Automated Clearing House network.  To use this service, you must authorize the Fund to transfer funds from your bank checking or savings account by completing an automatic investment plan application and you must include a voided check or pre-printed savings deposit slip.  An application may be obtained by calling the Fund at 1-800-443-6544.

REDEMPTION OF SHARES

A shareholder’s right to redeem shares of the Fund will be suspended and the shareholder’s right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of the Fund’s securities or to determine fairly the value of its net assets.

Shareholders owning Fund shares worth at least $25,000 may withdraw a fixed amount at regular monthly or quarterly intervals through the Fund’s systematic withdrawal plan.  Shareholders participating in the systematic withdrawal plan cannot hold shares in certificate form.  The systematic withdrawal plan is not available for IRA accounts or other retirement plans other than for IRA periodic automated distributions.  There is no charge for such IRA periodic automated distributions, but a $25 fee is charged for other non-automated, ad hoc distributions from IRA accounts or other retirement plans.  To establish a systematic withdrawal plan, shareholders should call the Fund at 1-800-443-6544 for the necessary forms.

The minimum amount of a systematic withdrawal payment is $100.  These payments will be made from the proceeds of planned periodic redemption of shares in the shareholder’s account.  Redemptions can be made monthly or quarterly on any day the shareholder chooses.  If that day is a weekend or holiday, the redemption will be made the following business day.  When participating in the systematic withdrawal plan, it is recommended that all income and capital gains distributions payable on shares held in the shareholder’s account be reinvested in additional shares.  Shareholders may purchase and deposit additional Fund shares in their account at any time.

Withdrawal payments cannot be considered as yield or income on a shareholder’s investment, since portions of each payment may consist of a return of capital.  Depending on the size or frequency of the withdrawals requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such withdrawals may reduce or even exhaust the account.

Shareholders may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by giving two weeks advance notice to the Fund.  Certain changes may be made by telephone.

EXCHANGING SHARES

Shareholders may exchange shares of the Fund for Class A shares of the First American Prime Obligations Fund, a money market mutual fund, at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the First American Prime Obligations Fund.  Any shareholder who considers making such an investment through the exchange privilege should obtain and review the prospectus of the First American Prime Obligations Fund before exercising the exchange privilege.  The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the shareholder or at his or her discretion to any person other than the Fund or (ii) the proceeds from redemption in the shares of the First American Prime Obligations Fund are not immediately reinvested in shares of the Fund through a subsequent exercise of the exchange privilege.  Shareholders may exchange shares only for shares that have been registered in their state.

Exchanges may only be made between identically registered accounts.  If certificates are held, they must first be properly delivered with the shareholder’s exchange request.  Exchanges with the First American Prime Obligations Fund are subject to its minimum purchase and redemption amounts.  Once an exchange request is made, it may not be modified or cancelled.

The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market.  The Fund is not suitable for that purpose.  The Fund reserves the right, at any time without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class.

The Fund has set the maximum telephone exchange per account per day at $100,000, with a maximum of $1,000,000 per day per related accounts.  The Fund reserves the right to refuse a telephone exchange if it believes it to be in the best interest of all shareholders to do so.  Procedures for exchanging shares by telephone may be modified or terminated at any time by the Fund or U.S. Bancorp Fund Services, LLC.  Neither the Fund, U.S. Bancorp Fund Services, LLC nor their agents will be liable for following instructions received by telephone that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

Shareholders may exchange fixed dollar amounts between the Fund and the First American Prime Obligations Fund automatically every month, every quarter or annually by using the Fund’s automatic exchange plan.  The automatic exchange transaction can be made on any day the shareholder chooses.  If that day is a weekend or holiday, the exchange will be made the following business day.  The minimum exchange per transaction is $100.  Shareholders may also automatically exchange dividend and capital gain distributions between the Fund and the First American Prime Obligations Fund on the dividend payment date.  The automatic exchange plan is not available for exchanges from regular accounts into IRA or other qualified plan accounts.  Shareholders should call the Fund at 1-800-443-6544 to obtain the forms necessary to establish the automatic exchange plan.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions and the broker’s financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between the purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (namely, “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the same transaction, if the Adviser determines that such commission is reasonable in relation to the value of the services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

Brokerage commissions paid by the Fund during its fiscal years ended June 30, 2015, 2014 and 2013 totaled $19,367 on transactions of 6,664,769; $21,720 on transactions of $7,309,064; and $32,820 on transactions of $9,900,569, respectively.  During the fiscal year ended June 30, 2015, the Fund paid commissions of $19,367 on transactions of $6,664,769 to brokers who provided research services to the Adviser.

CUSTODIAN

U. S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund.  As such, U. S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.  An affiliate of U.S. Bank, U.S. Bancorp Fund Services, LLC, acts as the Fund’s transfer agent and dividend disbursing agent.

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of shares.

This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Fund.  For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

Taxation of the Fund

The Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Code.  To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income, the diversification of its assets and the timing and amount of its distributions.  If the Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including interest, dividends and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the Fund’s shareholders.  If the Fund failed to qualify as a regulated investment company in any fiscal year, it would be treated as a corporation for federal income tax purposes and as such, the Fund (but not its shareholders) would be required to pay income taxes on its net investment income and net capital gain, if any, at the rates generally applicable to corporations, whether or not the Fund distributed such income or gains.  In addition, distributions to the Fund’s shareholders, whether from the Fund’s net investment income or net capital gain, would be treated as taxable dividends to the extent of current and accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  The Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations.  Net capital losses may be carried forward for an unlimited period and retain their character as either short-term or long-term capital losses.  As of September 30, 2015 , the Fund did not have any net capital loss carryovers.

The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its investment company taxable income and net capital gain that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its investment company taxable income and net capital gain for any taxable year, the Fund may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Fund fails to satisfy the distribution requirements for maintaining its status as a regulated investment company, it will not qualify that year as a regulated investment company.

Taxation of Shareholders

Investment company taxable income distributions (which include short-term capital gains) are taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income), while distributions of net capital gain (net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the Fund are taxable to shareholders, whether received in cash or in additional shares of the Fund.  In the case of domestic corporate shareholders, a portion of the Fund’s income distributions may be eligible for the 70% dividends-received deduction.

Any investment company taxable income or net capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the distribution.  Even if the net asset value of the shares of the Fund immediately after a distribution is less than the cost of such shares to the shareholder so that the distribution is the economic equivalent of a return of capital to the shareholder, the distribution will be taxable to the shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long-term or short-term, depending on the shareholder’s holding period in the redeemed shares.  However, if a loss is realized on shares held for six months or less, and the shareholder received a net capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the net capital gain distribution received.  Any loss realized on a redemption will be disallowed to the extent that shares redeemed are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after redemption of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after such date.  These requirements generally do not apply to Fund shares held through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods.  A shareholder should contact the Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the tax basis, as well as any corresponding gains or losses, of Fund shares purchased prior to January 1, 2012 that are subsequently redeemed.  Shareholders are encouraged to consult with their tax advisers regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

The Fund may be required to withhold federal income tax at a current rate of 28% (“backup withholding”) from distributions and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a redemption of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s financial statements are audited annually by an independent registered public accounting firm approved by the Fund’s Directors each year.  In years in which an annual shareholder meeting is held, the Directors may submit their selection of the independent registered public accounting firm to the shareholders for ratification.  Cohen Fund Audit Services, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, is the Fund’s present independent registered public accounting firm.

SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act.  The Company has adopted the appropriate provisions in its bylaws and, at its discretion, will not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act:  (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of the independent registered public accounting firm; and (iv) approval of a distribution agreement.

The Company’s bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

With respect to the Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Fund’s authorized capital consists of 30,000,000 shares of common stock.  Each share has one vote, and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation.  Shares of the Fund have no preemptive, conversion, subscription or cumulative voting rights.  Consequently, the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.

The shares of the Fund are redeemable and transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable, except as provided in former Section 180.0622(2)(b) of the Wisconsin Business Corporation Law.  Fractional shares have the same rights proportionately as to full shares.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in “investment grade” corporate obligations (securities rated “BBB” or better by Standard & Poor’s Corporation or “Baa” or better by Moody’s Investors Service, Inc.).  Additionally, the Fund may, from time to time, purchase corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstance.  Finally the Fund may invest in commercial paper rated in the highest two rating categories of Standard & Poor’s Corporation or Moody’s Investors Service, Inc.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Corporation (“Standard & Poor’s”) Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.  Likelihood of payment ‑ capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation; and

III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA ‑ Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA ‑ Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A ‑ Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB ‑ Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc. (“Moody’s”) Bond Ratings.
Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa ‑ Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa ‑ Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A ‑ Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa ‑ Bonds which are rated Baa are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.
●	High rates of return on funds employed.
●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
●	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the prime rating categories.

PART C

OTHER INFORMATION

Item 28.	Exhibits
	(a)	Registrant’s Articles of Incorporation. (1)
	(b)	Registrant’s By‑Laws, as amended. (1)
	(c)	None.
	(d)	Investment Advisory Agreement with Arnold Investment Counsel Incorporated. (1)
	(e)	None.
	(f)	None.
	(g)	Custodian Agreement with U.S. Bank, N.A. (successor to First Wisconsin Trust Company). (3)
	(h)	Administration and Fund Accounting Agreement with UMB Fund Services, Inc.
	(i)	Opinion of Foley & Lardner LLP, counsel for Registrant.
	(j)	Consent of Cohen Fund Audit Services, Ltd., independent registered public accounting firm.
	(k)	None.
	(l)	Investment Agreement. (1)
	(m)	None.
	(n)	None.
	(p)	Code of Ethics of The Primary Trend Fund, Inc. and Arnold Investment Counsel Incorporated. (2)
__________________________

(1)	Previously filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 19 was filed on August 29, 1997 and its accession number is 0000897069-97-000378.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 27 was filed on August 30, 2005 and its accession number is 0000897069-05-002136.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 29 was filed on October 30, 2006 and its accession number is 0000897069-06-002288.

Item 29.	Persons Controlled by or under Common Control with Registrant
Registrant is not controlled by any person.  Registrant neither controls any person nor is under common control with any person.

Item 30.	Indemnification
The Wisconsin Business Corporation Law and Registrant’s By‑Laws provide for the indemnification of Registrant’s directors and officers in a variety of circumstances, which may include liability under the Securities Act of 1933.

The By‑Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Registrant, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office.  Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by (i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion.

Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by Registrant in advance of the final disposition of such action, suit or proceeding in accordance with the requirements of the Wisconsin Business Corporation Law and the Securities and Exchange Commission.  The current requirements are:  (i) the indemnitee must undertake to repay such amount unless it shall ultimately be determined that the indemnitee is entitled to indemnification; and (ii) any of the following is made a condition of the advance:  (A) the indemnitee shall provide a security for his undertaking; (B) Registrant shall be insured against losses arising by reason of any lawful advances; or (C) a majority of a quorum of the disinterested non‑party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial‑type inquiry), that there is reason to believe that the indemnitee will be found entitled to indemnification.

Notwithstanding the foregoing, Section 180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a director, officer, employee or agent was successful on the merits or otherwise in the defense of a proceeding, and (b) if the director, officer, employee or agent was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director, officer, employee or agent has a material conflict of interest; (2) a violation of criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the director, officer, employee or agent derived an improper personal benefit; or (4) willful misconduct.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser
Information with respect to Ms. Lilli Gust and Mr. Barry S. Arnold is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.	Principal Underwriters
Registrant has no principal underwriters.

Item 33.	Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are located at the corporate offices of UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

Item 34.	Management Services
All management‑related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Delafield and State of Wisconsin on the 28th day of October, 2015.

THE PRIMARY TREND FUND, INC.
(Registrant)

By:   /s/Lilli Gust
 Lilli Gust
 President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/Lilli Gust	Principal Executive Officer	October 28, 2015
Lilli Gust	and Principal Financial and Accounting Officer

/s/Barry S. Arnold	Director	October 28, 2015
Barry S. Arnold

/s/Clark J. Hillery	Director	October 28, 2015
Clark J. Hillery

/s/William J. Rack	Director	October 28, 2015
William J. Rack

EXHIBIT INDEX

Exhibit No.	Exhibit

(a)	Registrant’s Articles of Incorporation*
(b)	Registrant’s By‑Laws, as amended*
(c)	None
(d)	Investment Advisory Agreement with Arnold Investment Counsel Incorporated*
(e)	None
(f)	None
(g)	Custodian Agreement with U.S. Bank, N.A. (successor to First Wisconsin Trust Company)*
(h)	Administration and Fund Accounting Agreement with UMB Fund Services, Inc.
(i)	Opinion of Foley & Lardner LLP, counsel for Registrant
(j)	Consent of Cohen Fund Audit Services, Ltd., independent registered public accounting firm
(k)	None
(l)	Investment Agreement*
(m)	None
(n)	None
(p)	Code of Ethics of The Primary Trend Fund, Inc. and Arnold Investment Counsel Incorporated*
______________________

* Previously filed.